Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re RADIOSHACK CORP., et al.	:	Case No, 15-10197 (BLS)
Debtors.

MONTHLY OPERATING REPORT
RADIOSHACK CORPORATION, ET AL.

I do declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ William R. Russum	6/1/15
Signature of Authorized Individual*	Date

William R. Russum	Vice President – Corporate Controller
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

RADIOSHACK CORPORATION, ET AL.
DEBTORS AND DEBTORS IN POSSESSION
*Condensed Consolidated Balance Sheets (unaudited)
*includes Mexico and Asia

(In millions)	May 2, 2015

Assets
Current assets:
Cash and cash equivalent	$54.3
Accounts and notes receivable, net	90.3
Inventories	35.8
Other current assets	67.5
Total current assets	247.9

Property, plant and equipment, net	72.2
Other assets, net	23.7
Total assets	$343.8

Liabilities and Stockholders' Deficit
Current liabilities:
Current maturities of long-term debt	$-
Accounts payable	22.0
Accrued expenses and other current liabilities	18.9
Total current liabilities	40.9

Long-term debt, excluding current maturities	-
Other non-current liabilities	-
Total liabilities not subject to compromise	40.9

Liabilities subject to compromise (note)	896.1

Total liabilities	937.0

Preferred stock	-
Common stock	146.0
Additional paid-in capital	150.7
Retained earnings	116.6
Treasury stock, at cost	(998.8)
Accumulated other comprehensive income	(7.7)
Total stockholders' deficit	(593.2)

Total liabilities and stockholders' deficit	$343.8

Note: Liabilities subject to compromise reflect management’s estimates and may be subject to revision in future reports.

RADIOSHACK CORPORATION, ET AL.
DEBTORS AND DEBTORS IN POSSESSION
*Condensed Consolidated Statements of Income (unaudited)
*includes Mexico, Asia

For the Period
Ended
(In millions)	May 2, 2015
Net sales and operating revenues	$54.7
Cost of products sold	66.7
Gross profit	(12.0)

Operating expenses:
Compensation	9.6
Rent & occupancy	7.1
Advertising	(0.6)
Taxes	3.7
Utilities	2.9
Insurance	4.4
Credit card fees	0.4
Professional fees	3.1
Repairs/maintenance	0.7
Store support	0.1
Licenses	1.3
Postage & copy & office	0.2
Other SG&A	(3.6)
Other outside (inc)/exp	(11.2)
Selling, general & administrative expenses	18.1
Depreciation and amortization	2.4
Impairment of long-lived assets	-
Total operating expenses	20.5

Operating loss	(32.5)

Interest expense, net	(0.1)
Other loss, net	(63.9)

Loss before income taxes	(96.5)

Income tax expense	0.1

Net loss	$(96.6)

RADIOSHACK CORPORATION, ET AL.
DEBTORS AND DEBTORS IN POSSESSION
*Condensed Consolidated Statements of Cash Flows (unaudited)
*includes Mexico, Asia

For the Period
Ended
(In millions)	May 2, 2015
Cash flows from operating activities:
Net cash provided by operating activities	$65.9

Cash flows from investing activities:
Capital expenditures	-
Proceeds from sale of assets	17.8
Changes in restricted cash	(18.2)
(0.4)

Cash flows used by financing activities:
Repayments of long-term debt	(48.2)
Changes in cash overdrafts	(7.9)
(56.1)

Net increase in cash and cash equivalents	9.4
Cash and cash equivalents, beginning of period	44.9
Cash and cash equivalents, end of period	$54.3

RADIOSHACK CORPORATION, ET AL.
DEBTORS AND DEBTORS IN POSSESSION
Condensed Consolidating Balance Sheet (unaudited, in millions)

				May 2, 2015
	RadioShack Corporation	Tandy Finance Corporation	Merchandising Support Services, Inc.	Ignition L.P.	ITC Services, Inc.	TRS Quality, Inc.	RS Ig Holdings Incorporated
Assets
Current assets:
Cash and cash equivalent	$44.4	0.1	-	-	-	-	-
Accounts and notes receivable, net	87.1	-	-	-	-	-	-
Inventories	17.5	-	-	-	-	-	-
Other current assets	59.5	-	-	-	-	-	-
Total current assets	208.5	0.1	-	-	-	-	-

Property, plant and equipment, net	66.1	-	-	-	-	-	-
Intercompany receivables and investments	424.9	1,717.4	29.7	260.9	-	39.2	-
Other assets, net	21.7	-	-	-	-	-	-
Total assets	$721.2	1,717.5	29.7	260.9	-	39.2	-

Liabilities and Stockholders' (Deficit) Equity
Current liabilities:
Current maturities of long-term debt	$-	-	-	-	-	-	-
Accounts payable	7.8	-	-	-	-	-	-
Accrued expenses and other current liabilities	10.4	-	-	-	-	-	-
Total current liabilities	18.2	-	-	-	-	-	-

Long-term debt, excluding current maturities	-	-	-	-	-	-	-
Other non-current liabilities	-	-	-	-	-	-	-
Total liabilities not subject to compromise	18.2	-	-	-	-	-	-

Liabilities subject to compromise (note)	3,148.5	29.2	0.1	64.1	5.3	0.5	1.3

Total liabilities	3,166.7	29.2	0.1	64.1	5.3	0.5	1.3

Preferred stock	-	-	-	-	-	-	-
Common stock	146.0	0.1	-	-	-	-	-
Additional paid-in capital	150.9	182.8	29.7	0.6	11.7	-	0.2
Retained earnings	(1,744.6)	1,505.4	(0.1)	196.2	(17.0)	38.7	(1.5)
Treasury stock, at cost	(998.8)	-	-	-	-	-	-
Accumulated other comprehensive income	1.0	-	-	-	-	-	-
Total stockholders' (deficit) equity	(2,445.5)	1,688.3	29.6	196.8	(5.3)	38.7	(1.3)

Total liabilities and stockholders' (deficit) equity	$721.2	1,717.5	29.7	260.9	-	39.2	-

Note: Liabilities subject to compromise, inclusive of intercompany payables, reflect management’s estimates and may be subject to revision in future reports.

RADIOSHACK CORPORATION, ET AL.
DEBTORS AND DEBTORS IN POSSESSION
Condensed Consolidating Balance Sheet (unaudited, in millions) – continued

				May 2, 2015
	RadioShack Global Sourcing Limited Partnership	RadioShack Global Sourcing Corporation	Tandy Holdings, Inc.	RadioShack Global Sourcing, Inc.	Atlantic Retail Ventures, Inc.	Tandy International Corporation	SCK, Inc.
Assets
Current assets:
Cash and cash equivalent	$-	0.1	-	0.6	-	-	-
Accounts and notes receivable, net	(0.6)	-	-	-	-	-	1.1
Inventories	-	-	-	-	-	-	-
Other current assets	-	-	-	-	-	-	0.1
Total current assets	(0.6)	0.1	-	0.6	-	-	1.2

Property, plant and equipment, net	-	-	-	-	-	-	-
Intercompany receivables and investments	130.6	11.5	28.6	0.2	0.3	67.9	2.4
Other assets, net	-	-	-	-	-	-	-
Total assets	$130.0	11.6	28.6	0.8	0.3	67.9	3.6

Liabilities and Stockholders' (Deficit) Equity
Current liabilities:
Current maturities of long-term debt	$-	-	-	-	-	-	-
Accounts payable	-	-	-	-	-	-	-
Accrued expenses and other current liabilities	-	-	-	-	-	-	-
Total current liabilities	-	-	-	-	-	-	-

Long-term debt, excluding current maturities	-	-	-	-	-	-	-
Other non-current liabilities	-	-	-	-	-	-	-
Total liabilities not subject to compromise	-	-	-	-	-	-	-

Liabilities subject to compromise	23.8	4.8	-	0.2	-	71.3	29.5

Total liabilities	23.8	4.8	-	0.2	-	71.3	29.5

Preferred stock	-	-	-	-	-	-	-
Common stock	-	-	-	-	-	-	-
Additional paid-in capital	26.4	-	3.8	-	-	-	-
Retained earnings	79.8	6.8	24.8	0.6	0.3	(3.4)	(25.9)
Treasury stock, at cost	-	-	-	-	-	-	-
Accumulated other comprehensive income	-	-	-	-	-	-	-
Total stockholders' (deficit) equity	106.2	6.8	28.6	0.6	0.3	(3.4)	(25.9)

Total liabilities and stockholders' (deficit) equity	$130.0	11.6	28.6	0.8	0.3	67.9	3.6

Note: Liabilities subject to compromise, inclusive of intercompany payables, reflect management’s estimates and may be subject to revision in future reports.

RADIOSHACK CORPORATION, ET AL.
DEBTORS AND DEBTORS IN POSSESSION
Condensed Consolidating Balance Sheet (unaudited, in millions) – continued

			May 2, 2015
	TE Electronics LP	RadioShack Customer Service LLC	Trade and Save LLC	RS Ignite LLC	Total Debtors*
Assets
Current assets:
Cash and cash equivalent	$-	-	-	-	$45.2
Accounts and notes receivable, net	-	-	-	-	87.6
Inventories	-	-	-	-	17.5
Other current assets	0.5	-	-	-	60.1
Total current assets	0.5	-	-	-	210.4

Property, plant and equipment, net	0.1	-	-	-	66.2
Intercompany receivables and investments	96.8	48.1	-	-	2,858.5
Other assets, net	-	-	-	-	21.7
Total assets	$97.4	48.1	-	-	$3,156.8

Liabilities and Stockholders' (Deficit) Equity
Current liabilities:
Current maturities of long-term debt	$-	-	-	-	$-
Accounts payable	-	-	-	-	7.8
Accrued expenses and other current liabilities	0.1	-	-	-	10.5
Total current liabilities	0.1	-	-	-	18.3

Long-term debt, excluding current maturities	-	-	-	-	-
Other non-current liabilities	-	-	-	-	-
Total liabilities not subject to compromise	0.1	-	-	-	18.3

Liabilities subject to compromise	1.1	17.8	-	-	3,397.5

Total liabilities	1.2	17.8	-	-	3,415.8

Preferred stock	-	-	-	-	-
Common stock	-	-	-	-	146.1
Additional paid-in capital	2.9	5.8	-	-	414.8
Retained earnings	93.3	24.5	-	-	177.9
Treasury stock, at cost	-	-	-	-	(998.8)
Accumulated other comprehensive income	-	-	-	-	1.0
Total stockholders' (deficit) equity	96.2	30.3	-	-	(259.0)

Total liabilities and stockholders' (deficit) equity	$97.4	48.1	-	-	$3,156.8

* Does not include eliminations

Note: Liabilities subject to compromise, inclusive of intercompany payables, reflect management’s estimates and may be subject to revision in future reports.

RADIOSHACK CORPORATION, ET AL.
DEBTORS AND DEBTORS IN POSSESSION
Condensed Consolidating Statements of Income (unaudited, in millions)

	For the Period Ended May 2, 2015
	RadioShack Corporation	Tandy Finance Corporation	Merchandising Support Services, Inc.	Ignition L.P.	ITC Services, Inc.	TRS Quality, Inc.	RS Ig Holdings Incorporated
Net sales and operating revenues	$49.0	-	-	-	-	-	-
Cost of products sold	65.2	-	-	0.8	-	-	-
Gross profit	(16.2)	-	-	(0.8)	-	-	-

Operating expenses:
Compensation	8.0	-	-	0.3	-	-	-
Rent & occupancy	6.2	-	-	-	-	-	-
Advertising	(0.7)	-	-	-	-	-	-
Taxes	3.5	-	-	-	-	-	-
Utilities	2.8	-	-	-	-	-	-
Insurance	4.4	-	-	-	-	-	-
Credit card fees	0.3	-	-	-	-	-	-
Professional fees	2.8	-	-	-	-	-	-
Repairs/maintenance	0.6	-	-	-	-	-	-
Store support	0.1	-	-	-	-	-	-
Licenses	1.3	-	-	-	-	-	-
Postage & copy & office	0.1	-	-	-	-	-	-
Other SG&A	(3.9)	-	-	-	-	-	-
Other outside (inc)/exp	(10.9)	-	-	-	-	-	-
Selling, general & administrative expenses	14.6	-	-	0.3	-	-	-
Depreciation and amortization	2.2	-	-	-	-	-	-
Impairment of long-lived assets	-	-	-	-	-	-	-
Total operating expenses	16.8	-	-	0.3	-	-	-

Operating loss	(33.0)	-	-	(1.1)	-	-	-

Interest expense, net	(0.1)	-	-	-	-	-	-
Other loss, net	(64.9)	1.1	-	-	-	-	-

Loss before income taxes	(98.0)	1.1	-	(1.1)	-	-	-

Income tax expense	0.1	-	-	-	-	-	-

Net loss	$(98.1)	1.1	-	(1.1)	-	-	-

RADIOSHACK CORPORATION, ET AL.
DEBTORS AND DEBTORS IN POSSESSION
Condensed Consolidating Statements of Income (unaudited, in millions) – continued

	For the Period Ended May 2, 2015
	RadioShack Global Sourcing Limited Partnership	RadioShack Global Sourcing Corporation	Tandy Holdings, Inc.	RadioShack Global Sourcing, Inc.	Atlantic Retail Ventures, Inc.	Tandy International Corporation	SCK, Inc.
Net sales and operating revenues	$-	-	-	-	-	-	0.8
Cost of products sold	(0.1)	-	-	-	-	-	0.7
Gross profit	0.1	-	-	-	-	-	0.1

Operating expenses:
Compensation	-	-	-	0.1	-	-	-
Rent & occupancy	-	-	-	-	-	-	-
Advertising	-	-	-	-	-	-	-
Taxes	-	-	-	-	-	-	-
Utilities	-	-	-	-	-	-	-
Insurance	-	-	-	-	-	-	-
Credit card fees	-	-	-	-	-	-	-
Professional fees	-	-	-	-	-	-	0.3
Repairs/maintenance	-	-	-	-	-	-	-
Store support	-	-	-	-	-	-	-
Licenses	-	-	-	-	-	-	-
Postage & copy & office	-	-	-	-	-	-	-
Other SG&A	0.7	-	-	(0.1)	-	-	0.1
Other outside (inc)/exp	-	-	-	-	-	-	-
Selling, general & administrative expenses	0.7	-	-	-	-	-	0.4
Depreciation and amortization	-	-	-	-	-	-	-
Impairment of long-lived assets	-	-	-	-	-	-	-
Total operating expenses	0.7	-	-	-	-	-	0.4

Operating loss	(0.6)	-	-	-	-	-	(0.3)

Interest expense, net	-	-	-	-	-	-	-
Other loss, net	-	-	-	-	-	-	-

Loss before income taxes	(0.6)	-	-	-	-	-	(0.3)

Income tax expense	-	-	-	-	-	-	-

Net loss	$(0.6)	-	-	-	-	-	(0.3)

RADIOSHACK CORPORATION, ET AL.
DEBTORS AND DEBTORS IN POSSESSION
Condensed Consolidating Statements of Income (unaudited) – continued

	For the Period Ended May 2, 2015
	TE Electronics LP	RadioShack Customer Service LLC	Trade and Save LLC	RS Ignite LLC	Total Debtors*
Net sales and operating revenues	$0.1	-	-	-	$49.9
Cost of products sold	-	-	-	-	66.6
Gross profit	0.1	-	-	-	(16.7)

Operating expenses:
Compensation	-	-	-	-	8.4
Rent & occupancy	-	-	-	-	6.2
Advertising	-	-	-	-	(0.7)
Taxes	-	-	-	-	3.5
Utilities	-	-	-	-	2.8
Insurance	-	-	-	-	4.4
Credit card fees	-	-	-	-	0.3
Professional fees	-	-	-	-	3.1
Repairs/maintenance	-	-	-	-	0.6
Store support	-	-	-	-	0.1
Licenses	-	-	-	-	1.3
Postage & copy & office	-	-	-	-	0.1
Other SG&A	-	-	-	-	(3.2)
Other outside (inc)/exp	(0.3)	-	-	-	(11.2)
Selling, general & administrative expenses	(0.3)	-	-	-	15.7
Depreciation and amortization	-	-	-	-	2.2
Impairment of long-lived assets	-	-	-	-	-
Total operating expenses	(0.3)	-	-	-	17.9

Operating loss	0.4	-	-	-	(34.6)

Interest expense, net	-	-	-	-	(0.1)
Other loss, net	-	-	-	-	(63.8)

Loss before income taxes	0.4	-	-	-	(98.5)

Income tax expense	-	-	-	-	0.1

Net loss	$0.4	-	-	-	$(98.6)

* Does not include eliminations

RADIOSHACK CORPORATION, ET AL.
DEBTORS AND DEBTORS IN POSSESSION
Condensed Consolidating Statements of Cash Flows (unaudited, in millions)

	For the Period Ended May 2, 2015
	RadioShack Corporation	Tandy Finance Corporation	Merchandising Support Services, Inc.	Ignition L.P.	ITC Services, Inc.	TRS Quality, Inc.	RS Ig Holdings Inc.

Net cash provided (used) by operating activities	$69.0	1.1	-	(0.7)	-	-	-

Cash flows from investing activities:
Capital expenditures	-	-	-	-	-	-	-
Proceeds from sale of assets	14.6	-	-	-	-	-	-
Changes in restricted cash	(18.2)	-	-	-	-	-	-
	(3.6)	-	-	-	-	-	-

Cash flows provided (used) by financing activities:
Repayments of long-term debt	(48.2)	-	-	-	-	-	-
Changes in cash overdrafts	(7.9)	-	-	-	-	-	-
Change in intercompany receivable/payable	1.9	(1.1)	-	0.7	-	-	-
	(54.2)	(1.1)	-	0.7	-	-	-

Net increase (decrease) in cash and equivalents	11.2	-	-	-	-	-	-
Cash and equivalents, beginning of period	33.2	0.1	-	-	-	-	-
Cash and equivalents, end of period	$44.4	0.1	-	-	-	-	-

	For the Period Ended May 2, 2015
	RadioShack Global Sourcing Limited Partnership	RadioShack Global Sourcing Corporation	Tandy Holdings, Inc.	RadioShack Global Sourcing, Inc.	Atlantic Retail Ventures, Inc.	Tandy Int’l Corp.	SCK, Inc.

Net cash provided (used) by operating activities	$(1.4)	-	-	0.1	-	-	0.3

Cash flows from investing activities:
Capital expenditures	-	-	-	-	-	-	-
Proceeds from sale of assets	-	-	-	-	-	-	-
Changes in restricted cash	-	-	-	-	-	-	-
	-	-	-	-	-	-	-

Cash flows provided (used) by financing activities:
Repayments of long-term debt	-	-	-	-	-	-	-
Changes in cash overdrafts	-	-	-	-	-	-	-
Change in intercompany receivable/payable	1.4	-	-	-	-	-	(0.3)
	1.4	-	-	-	-	-	(0.3)

Net increase (decrease) in cash and equivalents	-	-	-	0.1	-	-	-
Cash and equivalents, beginning of period	-	0.1	-	0.5	-	-	-
Cash and equivalents, end of period	$-	0.1	-	0.6	-	-	-

RADIOSHACK CORPORATION, ET AL.
DEBTORS AND DEBTORS IN POSSESSION
Condensed Consolidating Statements of Cash Flows (unaudited, in millions) – continued

	For the Period Ended May 2, 2015
	TE Electronics LP	RadioShack Customer Service LLC	Trade and Save LLC	RS Ignite LLC	Total Debtors*

Net cash provided (used) by operating activities	$2.5	-	-	-	$70.9

Cash flows from investing activities:
Capital expenditures	-	-	-	-	-
Proceeds from sale of assets	0.7	-	-	-	15.3
Changes in restricted cash	-	-	-	-	(18.2)
	0.7	-	-	-	(2.9)

Cash flows provided (used) by financing activities:
Repayments of long-term debt	-	-	-	-	(48.2)
Changes in cash overdrafts	-	-	-	-	(7.9)
Change in intercompany receivable/payable	(3.2)	-	-	-	(0.6)
	(3.2)	-	-	-	(56.7)

Net increase (decrease) in cash and equivalents	-	-	-	-	11.3
Cash and equivalents, beginning of period	-	-	-	-	33.9
Cash and equivalents, end of period	$-	-	-	-	$45.2

* Does not include eliminations

RADIOSHACK CORPORATION, ET AL.
DEBTORS AND DEBTORS IN POSSESSION
Total Disbursements By Filed Legal Entity (unaudited, in millions)

For the Period Ended May 2, 2015

Legal Entity	Case Number	Disbursements

RadioShack Corporation	15-10197	$ 213.0

Tandy Finance Corporation	15-10211

Merchandising Support Services Inc	15-10202

Ignition LP	15-10200	$ 0.1

ITC Services, Inc	15-10201

TRS Quality Inc	15-10217

RS Ig Holdings Inc	15-10208

Radioshack Global Sourcing LP	15-10206	$ 0.3

Radioshack Global Sourcing Corp	15-10204

Tandy Holdings, Inc	15-10212

Radioshack Global Sourcing Inc	15-10207

Atlantic Retail Ventures, Inc	15-10199

Tandy International Corporation	15-10213

SCK Inc	15-10210	$ 0.1

TE Electronics LP	15-10214	$ 0.2

RS Customer Service LLC	15-10203

Trade and Save LLC	15-10215

RS Ignite LLC	15-10209

RADIOSHACK CORPORATION, ET AL.
DEBTORS AND DEBTORS IN POSSESSION
Schedule of Federal, State and Local Taxes Collected, Received, Due or Withheld (unaudited, in millions)

For the Period Ended May 2, 2015

Payroll Taxes
Payroll taxes withheld employee	$4.2
Payroll taxes withheld employer	1.9
Total payroll taxes withheld	$6.1
Amount of payroll tax remitted to tax authorities (1) (2)	$9.2
Date(s) remitted to tax authorities	Various

Sales & Use Taxes
Sales & use tax collected and incurred	$2.2
Amount of sales & use tax remitted to tax authorities (3)	$3.8
Date(s) remitted to tax authorities	Various

Property taxes paid (4)	$0.6

(1) Excludes Puerto Rico income tax withholding that is not remitted due to a settlement with the Puerto Rico Treasury.
(2) Payroll taxes remitted does not equal taxes withheld because of tax entity payment timing requirements and note (1).
(3) Tax is remitted one month in arrears of collection month.
(4) Payments include pre-petition liabilities.

RADIOSHACK CORPORATION, ET AL.
DEBTORS AND DEBTORS IN POSSESSION
Total Disbursements to Retained Professionals (unaudited, in millions)

For the Period Ended May 2, 2015

Retained Professionals		Approved Amounts	Disbursements

FTI Consulting	Bankruptcy Services		$ 2.6

Prime Clerk	Claims Noticing Agent		$ 0.1

Lazard Freras & Co.	Bankruptcy Services		$ 2.6

Cooley LLP	Legal Services		$ 0.4

Quinn Emanuel Urquhart & Sullivan, LLP	Legal Services		$ 2.2

Whiteford, Taylor & Preston LLC	Legal Services		$ 0.3

Pepper Hamilton LLP	Legal Services		$ 0.4

* Disbursements represent payments by the Debtors into the professional fee escrow fund maintained by Pepper Hamilton LLP and direct payments made to professionals, and do not represent actual remittances made to professionals during the month.

* Approved Amounts represent the amounts approved by Court orders.

RADIOSHACK CORPORATION, ET AL.
DEBTORS AND DEBTORS IN POSSESSION
Accounts Receivable Aging (unaudited, in millions)

May 2, 2015

Accounts Receivable Aging	Amount

0-30	$ 30.7

30-60	8.8

60-90	6.6

91+	46.1

Total Accounts Receivable	92.2

Amount Considered Uncollectible	(1.9)

Accounts Receivable, Net	$ 90.3

RADIOSHACK CORPORATION, ET AL.
DEBTORS AND DEBTORS IN POSSESSION
Summary of Unpaid Post-Petition Debts (unaudited, in millions)

May 2, 2015

Accounts Payable Aging	Amount

0-30	$ 5.2

30-60	2.6

60-90

91+

Total Accounts Payable*	$ 7.8

* Represents total post-petition trade accounts payable

RADIOSHACK CORPORATION, ET AL.
DEBTORS AND DEBTORS IN POSSESSION
*Bank Reconciliations (unaudited)

					Bank	Ledger		Reconciled
G/L Acct	Account Name	Bank Acct #	Debtor	Description	Balance $	Balance $	As of Date	5/2/2015
100700	BANK OF TEXAS - CASHIER CHECK	XXXXX3264	RadioShack Corporation	Disbursement	-	-	5/2/2015	Yes
100000	PAYCARD	XXXXXXXXXXXX0015	RadioShack Corporation	Disbursement	7,028	7,028	5/2/2015	Yes
100000	BANK OF AMERICA	XXXXXX8593	Tandy Finance Corporation	Disbursement	50,000	50,000	5/2/2015	Yes
100000	CITIBANK	XXXX4989	RadioShack Corporation	Disbursement	0	(877)	5/2/2015	In process
100000	WACHOVIA - DTC	XXXXXXXXX0466	RadioShack Corporation	Disbursement	0	0	5/2/2015	Yes
100000	BANK OF AMERICA - A/R LOCKBOX	XXXXXX4945	RadioShack Corporation	Disbursement	5,000	5,000	5/2/2015	Yes
100000	WELLS FARGO BANK -P CARD	XXXXXX6839	RadioShack Corporation	Disbursement	2,117	129	5/2/2015	Yes
100000	BANK OF AMERICA - UHC-MEDICAL	XXXXXXXX2301	RadioShack Corporation	Disbursement	1,169,446	0	5/2/2015	Yes
100000	BANK OF AMERCIA - UHC-FSA	XXXXXXXX2291	RadioShack Corporation	Disbursement	24,263	0	5/2/2015	Yes
100000	WELLS FARGO BANK FUNDING	XXXXXX3027	RadioShack Corporation	Disbursement	0	0	5/2/2015	Yes
100000	WELLS FARGO BANK P/R	XXXXXX0674	RadioShack Corporation	Payroll Disbursement	0	0	5/2/2015	Yes
100000	WELLS FARGO BANK A/P	XXXXXX0689	RadioShack Corporation	APAY Disbursement	0	0	5/2/2015	Yes
100000	BANK OF AMERICA - RS MASTER DEPOSITORY	XXXXXX5688	RadioShack Corporation	Depository Account	0	27,600	5/2/2015	Yes
100000	CITIZENS - ACCOUNTS PAYABLE	XXXXXX0970	RadioShack Corporation	APAY Disbursement	205,737	(1,661,256)	5/2/2015	Yes
100000	CITIZENS - PAYROLL	XXXXXX0962	RadioShack Corporation	Payroll Disbursement	200,568	68,808	5/2/2015	Yes
100000	Bank of America - RS.COM	XXXXXX7003	RadioShack Corporation	Disbursement	0	0	5/2/2015	Yes
100000	BANK OF AMERICA - RS CENTRAL FRANCHISE	XXXXXX4765	RadioShack Corporation	Disbursement	0	10,348	5/2/2015	Yes
100000	BANK OF AMERICA - RS FRANCHISE INTER.	XXXXXX2881	RadioShack Corporation	Disbursement	0	(602,252)	5/2/2015	Yes
101000	BANK OF AMERICA - A&A LA OFFICE	XXXXXX2696	RadioShack Global Sourcing LP	Disbursement	0	0	5/2/2015	Yes
101100	CITIZENS - TANDY FINANCE INVESTMENT	XXXX1041	Tandy Finance Corporation	Disbursement			5/2/2015	Yes
101300	BANK OF AMERICA - TANDY CORP	XXXXXX6508	RadioShack Corporation	Disbursement	24,451,959	22,179,687	5/2/2015	Yes
101400	BANK OF AMERICA - A&A INTERNATIONAL	XXXXXX2572	RadioShack Global Sourcing LP	Disbursement	0	0	5/2/2015	Yes
101700	BANK OF AMERICA - RS SALUS RESIDUAL	XXXXXX5933	RadioShack Corporation	Disbursement	50,000	50,000	5/2/2015	Yes
101800	BANK OF AMERICA - RS SUB-OPERATING ACCT	XXXXXX6398	RadioShack Corporation	Disbursement	9,521,908	11,794,180	5/2/2015	Yes
102000	CITIZENS - OPERATIN ACCOUNT	XXXX0991	RadioShack Corporation	Disbursement	806,127	848,113	5/2/2015	Yes
102100	CITIZENS - SUB-OPERATING ACCOUNT	XXXX1025	RadioShack Corporation	Not Active Account			5/2/2015	Yes
104000	CITIZENS - ACH TAX	XXXX1017	RadioShack Corporation	Disbursement	94,668	(477,641)	5/2/2015	Yes
105200	BANK OF AMERICA	XXXXXX8427	Tandy Finance Corporation	Disbursement	0	0	5/2/2015	Yes
105201	BANK OF FINANCE	XXXXXX7280	Tandy Finance Corporation	Disbursement	0	0	5/2/2015	Yes
105202	TCF BANK	XXXXXX9498	Tandy Finance Corporation	Disbursement	0	0	5/2/2015	Yes
105203	BBT BANK	XXXXXXXX8535	Tandy Finance Corporation	Disbursement	0	0	5/2/2015	Yes
105204	SOVEREIGN BANK	XXXXXXX0260	Tandy Finance Corporation	Disbursement	48	48	5/2/2015	Yes

RADIO SHACK CORPORATION, ET AL.
DEBTORS AND DEBTORS IN POSSESSION
*Bank Reconciliations (unaudited)

G/L Acct	Account Name	Bank Acct #	Debtor	Description	Bank Balance $	Ledger Balance $	As of Date	Reconciled 5/2/2015
105205	KEY BANK	XXXXXXXX8617	Tandy Finance Corporation	Disbursement	0	0	5/2/2015	Yes
105206	JP MORGAN CHASE	XXXXX0554	Tandy Finance Corporation	Disbursement	0	0	5/2/2015	Yes
105207	DEUTSCHE BANK	XXXX5788	Tandy Finance Corporation	Disbursement	0	0	5/2/2015	Yes
105208	STONECASTLE BANK	XXXXXXXX1495	Tandy Finance Corporation	Disbursement	0	0	5/2/2015	Yes
107000	WACHOVIA - A&A	XXXXXXXXX1076	RadioShack Global Sourcing LP	Disbursement	16,937	16,937	5/2/2015	Yes
143800	BANK OF AMERICA - RS LOC	XXXXXX3724	RadioShack Corporation	Disbursement	0	0	5/2/2015	Yes
103200	RS Professional Fees	XXXXXX9022	RadioShack Corporation	Escrow	6,000,000	6,000,000	5/2/2015	Yes
103300	BANK OF AMERICA	XXXXXX9006	RadioShack Corporation	Escrow	1,940,268	1,940,268	5/2/2015	Yes
103400	BANK OF AMERICA	XXXXXX9187	RadioShack Corporation	Escrow	103,152	103,152	5/2/2015	Yes
103600	BANK OF AMERICA	XXXXXX9909	RadioShack Corporation	Escrow	7,456,487	7,456,487	5/2/2015	Yes
103700	BANK OF AMERICA	XXXXXX9899	RadioShack Corporation	Escrow	1,870,946	1,870,946	5/2/2015	Yes
102600	CITIZENS	XXXX1068	RadioShack Corporation	Dormant	0	0	5/2/2015	Yes
100000	CAPTIAL ONE	XXXX6047	RadioShack Corporation	Acct of 1st Deposit	102,547	103,840	5/2/2015	Yes
103100	BANK OF AMERICA	XXXXXX9019	RadioShack Corporation	Escrow	0	0	5/2/2015	Yes
103500	BANK OF AMERICA	XXXXXX9611	RadioShack Corporation	Escrow	5,000,000	5,000,000	5/2/2015	Yes
103800	BANK OF AMERICA	XXXXXX2129	RadioShack Corporation	Escrow	14,351,423	14,351,423	5/2/2015	Yes
103900	BANK OF AMERICA	XXXXXX4240	RadioShack Corporation	Escrow	1,026,522	1,026,522	5/2/2015	Yes
*(does not reflect retail location accounts)

RADIOSHACK CORPORATION, ET AL.
DEBTORS AND DEBTORS IN POSSESSION
Questionnaire

				Yes	No
1.  Have any assets been sold or transferred outside the normal course of business this reporting period?  If yes, provide an explanation below.

Lease termination agreements with original owners approved by the bankruptcy court
Store liquidations in compliance with bankruptcy court orders
X

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.					X

3. Have all post-petition tax returns been timely filed? If no, provide an explanation below.				X

4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.				X

5.  Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X

Account Name	Purpose	Business Unit	Account Number	Bank Name	Date Opened
Lease Cure	Segregated Account – payment of landlord cure amounts	01-0121	XXXXXX4240	Bank of America	4/17/2015